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                                                                    EXHIBIT 10.7
                             AMENDED MAY 14, 1999

                         ADVANCED RADIO TELECOM CORP.
            1996 NON-EMPLOYEE DIRECTORS AUTOMATIC STOCK OPTION PLAN

                                   ARTICLE I
                                    General

          1.1  Purpose of the Plan

          (a) Adoption. On April 24, 1996, the Board of Directors (the "Board") of Advanced Radio Telecom Corp., a Delaware corporation (the "Corporation") adopted the 1996 Non-Employee Directors Automatic Stock Option Plan (the "Plan").

          (b) Purpose. The Plan is intended to promote the interests of the Corporation by providing non-employee members of the Corporation's Board of Directors (the "Board") the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and an increased personal interest in continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Corporation's Stock ("Options").

          (c) Effective Date. The Plan shall become effective upon the completion of an initial public offering of the Corporation's equity securities. Such date is hereby designated as the Effective Date of the Plan.

          (d)  Termination of Plan. The Plan shall terminate upon the earlier of
(i) the tenth anniversary of the Effective Date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Options granted under the Plan. If the date of termination is determined under clause (i) above, then all Option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

          1.2 Eligible Persons under the Plan. The persons eligible to participate in the Plan shall be limited to non-employee Board members ("Eligible Persons"). Persons who are eligible under the Plan may also be eligible to receive option grants or direct stock issuances under other plans of the Corporation.

          1.3  Stock Subject to the Plan.

          (a) Available Shares. The Stock subject to the provisions of the Plan and issuable upon the grant of Options are shares of the Corporation's common stock (the "Stock") and shall be drawn from either the Corporation's authorized but unissued shares of Stock or from reacquired shares of Stock, including shares repurchased by the Corporation on the open

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market. The maximum number of shares of Stock which may be issued over the term of the Plan shall not exceed 200,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section 1.3.
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          (b)  Adjustments for Issuances. Should one or more outstanding Options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares of Stock tendered by an Optionholder as payment for shares issued upon exercise of an Option shall become available for issuance under the Plan. Should shares of Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding Option under the Plan, then the number of shares of Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised, and not by the net number of shares of Stock actually issued to the Optionholder.

          (c) Adjustments for Organic Changes. Should any change be made to the Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and price per share in effect under each Option outstanding. Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Options. The adjustments determined by the Board shall be final, binding and conclusive. The amount of Options granted automatically shall not be adjusted regardless of any organic changes made to the Stock issuable under the Plan.

                                  ARTICLE II
                            Automatic Option Grants

          2.1  Terms and Conditions of Automatic Option Grants.

          (a) Amount and Date of Grant. During the term of this Plan, Automatic Option Grants shall be made to each Eligible Person ("Optionholder") as follows:

               (i) Annual Grants. Each year on January I (the "Annual Grant Date") an Option to acquire 6,000 shares of Stock shall be granted to each Eligible Person for so long as there are shares of Stock available under Section
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1.3 hereof. Notwithstanding the foregoing, (1) any Eligible Person whose term
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ended on the Annual Grant Date shall not be eligible to receive any automatic option grants on that Annual Grant Date and (2) any Eligible Person who has received an Automatic Option Grant pursuant to Sections 2.1(a)(ii) or (iii) on
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the same date as the Annual Grant Date or within 30 days prior thereto, shall not be eligible to receive an Automatic Option Grant on that Annual Grant Date.

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               (ii)   Initial New Director Grants. On the Initial Grant Date,
every new member of the Board who is an Eligible Person and has not previously been a member of the Board shall be granted an Option to acquire 7,000 shares of Stock ("Optioned Shares") as long as there are shares of Stock available under
Section 1.3 hereof. The "Initial Grant Date" shall be the date that an Eligible
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Person is first appointed or elected to the Board.

               (iii) Initial Existing Director Grants. On the Effective Date of this Plan, each Eligible Person shall be granted an Option to acquire 7,000 shares of Stock.

          (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100% of the fair market value per share of the Stock on the date the Option was granted as determined in accordance with the valuation provisions of Section 2.2 hereof (the "Option
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Price").

          (c)  Vesting.  Each Automatic Option Grant made pursuant to Section
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2.1(a) (i) or 2.1(a)(ii) shall become exercisable and vest in a series of three
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equal and successive yearly installments, with the first such installment to become exercisable on the Initial Grant Date and each successive installment to become exercisable every 12 months thereafter. Each Automatic Option Grant made pursuant to Section 2.1(a)(iii) shall become exercisable and vest in a series of
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three equal and successive yearly installments, with the first such installment to become exercisable on the Effective Date and each successive installment to become exercisable every 12 months thereafter. Each installment of an Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such installment date.

          (d) Method of Exercise. In order to exercise an Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                    (i) execute and deliver to the Secretary of the Corporation a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                    (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 2.1(e) below; and
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                    (iii)   furnish appropriate documentation that the person or
          persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

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As soon after the Exercise Date, as practical, the Corporation shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option in accordance herewith) a certificate or certificates representing the Stock for which the Option has been exercised in accordance with the provisions of this Plan. In no event may any Option be exercised for any fractional shares.

          (e) Payment Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) full payment in cash or check made payable to the Corporation's order; or

               (ii) full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 2.2 hereof); or
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               (iii)   if a cashless exercise program has been implemented by
          the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Corporation to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          (f) Term of Option. Each Option shall expire on the fifth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in Section 2.4 hereof, should an Optionholder's service as a
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Board member cease prior to the Expiration date for any reason while an Option remains outstanding and unexercised, then the Option term shall immediately terminate and the Option shall cease to be outstanding in accordance with the following provisions:

                    (i) The Option shall immediately terminate and cease to be outstanding for any shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                    (ii) Should an Optionholder cease, for any reason other than death, to serve as a member of the Board, then the Optionholder shall have a three-month period measured from the date of such cessation of Board service in which to exercise the Options which vested prior to the time of such cessation

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          of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                 (iii) Should an Optionholder die while serving as a Board member or within three months after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a one year period measured from the date of the Optionholder's cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.


          (g) Limited Transferability. Each Option shall be exercisable only by Optionholder during Optionholder's lifetime and shall be neither transferable nor assignable, other than by will or by the laws of descent and distribution following Optionholder's death.

          2.2 Fair Market Value. The fair market value per share of Stock shall be determined in accordance with the following provisions:

          (a) If the Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the most recent closing selling price per share prior to the date in question on the exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (b) If the Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Market System ("Nasdaq"), the fair market value shall be the most recent closing selling price per share prior to the date in question, as such price is reported by the Nasdaq or any successor system. If there is no reported closing selling price for the Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

          (c) If the Stock is not at the time listed or admitted to trading on either a national stock exchange or Nasdaq, the fair market value shall be determined by the Board of Directors or a committee of disinterested directors appointed by the Board.

          2.3 Corporate Transaction. In the event of stockholder approval of a Corporate Transaction, all unvested options shall automatically accelerate and immediately vest so that each outstanding Option shall, one week prior to the specified effective date for

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the Corporate Transaction, become fully exercisable for all of the Optioned
Shares. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

          2.4 Change in Control. In the event of a Change in Control, all unvested Options shall automatically accelerate and immediately vest so that each outstanding Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Option shall remain exercisable until the Expiration Date of such Option.

          2.5 Preferred Stock Sale. If any director shall cease to be a director at any time during the period beginning on the day before, and ending the 24 month anniversary of the date of, the consummation of the sale of the preferred stock contemplated by the Preferred Stock Purchase Agreement to be entered into in May or June 1999, as amended from time to time, between the Corporation, U.S. Telesource, Inc., funds affiliated with Oak Investment Partners and certain other investment funds named therein each Option granted hereunder then held by such director shall vest and become immediately exercisable on the date on which such director shall cease to be a director and shall remain exercisable until the earlier of (i) the fourth anniversary of such date and (ii) the latest date on which such Option could have been exercised without regard to this Section 2.5.
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                                  ARTICLE III
                                 Miscellaneous

          3.1  Amendment of the Plan and Awards.

          (a) Board Authority. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to the Optionholder at the time outstanding under the Plan, unless the Optionholder consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section
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3.1 or extend the term of the Plan, (ii) materially modify the eligibility
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requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

          (b) Options Issued Prior to Stockholder Approval. Options which incorporate Plan amendments may be granted prior to any required stockholder approval of such amendments as long as any shares of stock actually issued under the Plan are held in escrow until the requisite stockholder approval is obtained. If such stockholder approval is not obtained within 12 months of the meeting of the Board approving the amendments, then (i) any Options incorporating Plan amendments which were not approved shall terminate and cease to

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be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any Optioned Shares actually issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow.

          (c) Rule 16b-3 Plan. With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the "1934 Act") the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. The Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Corporation.



          3.2  Tax Withholding.

          (a) General. The Corporation's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

          (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 3.2(b) and such
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supplemental rules as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such Optionholder in either or both of the following formats:

               (i) Stock Withholding. The Optionholder of an option may be provided with the election to have the Corporation withhold, from the Stock otherwise issuable upon the exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder.

               (ii) Stock Delivery. The Board may, in its discretion, provide the Optionholder with the election to deliver to the Corporation, at the time the option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such Option exercise (not to exceed 100 percent) designated by the Optionholder.

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          3.3  Use of Proceeds.  Any cash proceeds received by the Corporation from the sale of Stock pursuant to Options under the Plan shall be used for general corporate purposes.

          3.4 Regulatory Approvals. The implementation of the Plan, the granting of any Option and the issuance of Stock upon the exercise or surrender of the Options made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it, and the Stock issued pursuant to it.

          3.5 Securities Registration. No shares of Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

          3.6 Corporation Rights. The grants of Options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          3.7 Privilege of Stock Ownership. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares.

          3.8 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

          3.9 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Corporation may issue options or warrants to acquire its shares of Stock. To the extent permitted by applicable law, any such other options, warrants, or stock awards may be issued by the Corporation, other than pursuant to this Plan, without shareholder approval.

                                  ARTICLE IV
                                  Definitions

          The following capitalized terms used in this Plan shall have the meaning described below:

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          "Annual Grant Date" shall mean January 1 of each year.

          "Automatic Option Grant" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the Effective Date.

          "Board" shall mean the Board of Directors of the Corporation.

          "Change in Control" shall mean (a) a person or related group of persons, other than the Corporation or a person that directly or indirectly controls, is controlled by, or under common control with the Corporation, acquires ownership of 40 percent of the Corporation's outstanding Common Stock pursuant to a tender or exchange offer which the Board recommends that the Corporation's stockholders not accept or (b) a change in the composition of the Board of Directors such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Corporation" shall mean Advanced Radio Telecom Corp., a Delaware corporation.

          "Corporate Transaction" shall mean (a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Corporation is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Corporation and complete liquidation or dissolution of the Corporation, or (c) any reverse merger in which the Corporation is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          "Effective Date" shall mean the date this Plan is approved by the Stockholders of the Corporation.

          "Eligible Persons" shall mean non-employee Board members as limited by
Section 1.2 hereof.
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          "Exercise Date" shall be the date on which written notice of the exercise of an Option is delivered to the Corporation in accordance with Section
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2.1(d) hereof.
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          "Expiration Date" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

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          "Initial Grant Date" shall mean the date that the Optionholder was first appointed or elected to the Board.

          "Otionholder" shall mean an Eligible Person to whom Options have been granted.

          "Optioned Shares" shall be those shares of Stock which can be acquired by an Eligible Person.

          "Option Price" shall mean 100 percent of the fair market value per share of the Stock on the date any Option was granted, as determined in accordance with the valuation provisions of Section 2.2 hereof.
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          "Option" shall mean options granted under the Plan to acquire Stock.

          "Plan" shall mean this Stock Option Plan for the Corporation.

          "Stock" shall mean shares of the Corporation's Common Stock, par value $.001 per share, which may be unissued or treasury shares as the Board from time to time determines.

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